ARTISAN PARTNERS FUNDS, INC.

ARTISAN DEVELOPING WORLD FUND

ARTISAN EMERGING MARKETS FUND

ARTISAN GLOBAL EQUITY FUND

ARTISAN GLOBAL OPPORTUNITIES FUND

ARTISAN GLOBAL SMALL CAP FUND

ARTISAN GLOBAL VALUE FUND

ARTISAN INTERNATIONAL FUND

ARTISAN INTERNATIONAL SMALL CAP FUND

ARTISAN INTERNATIONAL VALUE FUND

(each, an “Equity Fund” and collectively, the “Equity Funds”)

SUPPLEMENT DATED NOVEMBER 30, 2015

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION CURRENT

AS OF THE DATE HEREOF OF EACH EQUITY FUND

Effective February 1, 2016, each Equity Fund’s policy to charge a 2% redemption fee on certain redemptions and exchanges of Equity Fund shares held for 90 days or less, as described in the “Redeeming Shares – Redemption Fee” section of each such Fund’s prospectus, will terminate and such redemption fee will no longer be charged by any Equity Fund.

Please Retain This Supplement for Future Reference